INVESTOR PRESENTATION

HireQuest Inc.™

April 2023

SAFE HARBOR STATEMENT

This presentation and other documents referenced herein include, and our officers and representatives may from time to time make or provide, certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act including, among others, statements with respect to the Company's future revenues, including opportunities to expand revenues without compromising margins, system-wide sales, earnings and income, profitability, the impact of any global pandemic including the coronavirus disease ("COVID-19"), strategies, including with respect to future acquisitions and conversion to franchises, system sales, revenue, expenses, or income at the corporate or franchisee level, our plans to expand geographically and increase national accounts, prospects, the benefits of our California trademark license arrangement, capital outlays, consequences, and all other statements that are not purely historical and that may constitute statements of future expectation. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "effect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on current beliefs, expectations, and assumptions regarding the future of our business, future plans, and strategies, projections, anticipated events and trends, the economy, and other future conditions. We cannot assure you that these expectations will occur, and our actual results may be significantly different. You should not place undue reliance on forward-looking statements. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us are sometimes presented within the forward-looking statements themselves or are otherwise discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2022 that is available on our website: http://www.hirequest.com or on the SEC's website. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

HIREQUEST – AT A GLANCE

National Reach, Local Ownership

- **Leading national franchisor** of direct dispatch, executive search, and commercial staffing services
- Profitable franchise-business model with **multiple growth drivers**
- **Proprietary, purpose-built software** supports franchisees

400+
Locations

300+
Franchises

10,000+
Customers

81,000+
Employees

HireQuest Inc.

INVESTOR HIGHLIGHTS

STRONG FINANCIAL PERFORMANCE

- Multiple recurring revenue streams
- Strong balance sheet with low debt
- Franchise-centric model proved resilient to pandemic
- Quarterly dividend

DIFFERENTIATED FRANCHISOR MODEL

- Profitable, franchise-centric model yields substantial operating leverage as the business grows
- Higher margins and less volatility than non-franchised staffing companies
- Asset light, scalable operations

ORGANIC & ACQUISITIVE GROWTH

- Organic locations opened by new and existing franchisees
- Active M&A strategy – growing existing franchise offerings and creating new brands/offerings
  - *8 acquisitions since 2021*
- Franchise model replicable outside of HQI's current core markets

STAFFING SOLUTIONS LEADER WITH DIVERSE SERVICE OFFERINGS

DIRECT DISPATCH STAFFING	HireQuest Direct	▪ Flexible labor solutions, per diem ▪ **Key Client Verticals:** construction, hospitality, landscaping, janitorial, special events
COMMERCIAL STAFFING	Snelling HireQuest	▪ Short and long-term staffing solutions ▪ **Staffing Services:** skilled trades, permanent placement, medical ▪ **Key Client Verticals:** warehousing/logistics, hospitals, manufacturing, office workers, retail
EXECUTIVE & PROFESSIONAL SEARCH	MRINetwork SearchPath Northbound	▪ Executive and professional placement solutions tailored specifically to client expectations ▪ **Staffing Services:** executive search, short-term consulting ▪ **Key Client Verticals:** healthcare, accounting & finance, legal & compliance, engineering, IT, general management, consulting/temporary
VERTICAL-FOCUSED STAFFING	HireQuest Health TradeCorp DriverQuest	▪ Staffing solutions coupled with industry specific knowledge ▪ **Staffing Services:** on-demand, temp-to-hire, permanent placement ▪ **Key Client Verticals:** trucking (long-haul and last-mile), skilled trades, dental, medical

HIREQUEST TARGETING 89% OF THE TOTAL STAFFING MARKET

Current offerings target virtually all segments of the $168 billion staffing and recruiting market



$150B TAM
IT 11%
Health Care 8%
Light Industrial / Blue-Collar 36%
U.S. Staffing Market
Professional 21%
Office / Clerical 24%
HireQuest Direct
TradeCorp
SNELLING
SEARCHPATH
NORTHBOUND EXECUTIVE SEARCH
MRINETWORK
HireQuest Health
DentalPower

Source: American Staffing Association – 2021 National Staffing Statistics – measured by sales.

GLOBAL COVERAGE

400+ Franchised and Licensed Offices Nationwide



HQI Franchisee Offices
HQI Franchisee & Licensed Offices

- Concentration of branches in established and emerging regions
- Regional branches provide local brand recognition
  - Local market opportunities and trends are more readily identified
- Diverse staffing offerings allow for multiple locations in many markets

17 Franchised International Offices



9
5
3

BENEFITS OF THE FRANCHISE SOLUTION

HIREQUEST INC. FRANCHISE MODEL

Incentive Alignment

- Franchisees are owners and drive branch-level performance and management expectations

Expense Control

- Less need for regional/middle management, significantly reduces operating expenditures
- Providing lower cost payroll financing and workers compensation insurance to franchisees

Enhanced Economic Resiliency

- Exposure to diverse set of customer verticals and recurring revenue streams helps mitigate HQI's exposure to economic risk

National Scale Drives Local Service

- National accounts, payroll financing and technology solutions reduce franchisee workload to drive stronger staffing operations at the local level

Traditional Staffing Model

Fluctuating Compensation

- Difficult to incentivize employees profitably - variable compensation structures across locations/verticals can result in inconsistent performance

Obstacles to Expense Control

- Additional management required as offerings and locations grow
- Small-mid scale competitors may have a harder time obtaining low-cost financing and adequate workers compensation programs at reasonable costs

Increased Exposure to Economic Risk

- Current economic environment largely impacts cyclical performance

FINANCIAL HIGHLIGHTS

HireQuest generated significant momentum through 2022

2022 METRICS

$31.0M
Total Revenue[1]

$16.0M
Income from Operations[1]

$12.0M
Net Income[2]

$0.87
Diluted EPS[2]

$22.0M
Adjusted EBITDA[3]



TOTAL REVENUE¹
$13.8
$22.5
$31.0
2020
2021
2022



INCOME FROM OPERATIONS¹
$5.0
$7.7
$16.0
2020
2021
2022



ADJUSTED EBITDA³
$9.6
$12.3
$22.0
2020
2021
2022

1) From continuing operations. Dental Power owned operations reclassified as discontinued operations.
2) Net income and diluted EPS are for continuing operations and exclude income from discontinued operations.
3) Non-GAAP financial measure. EBITDA adjusted for stock-based compensation, WOTC related costs, impairment of notes receivable, and net acquisition-related charges. See appendix for further detail.

HIREQUEST INC.

COMPELLING RECURRING REVENUE MODEL

Our three revenue streams generate uniquely high margins for the staffing industry

Franchise Royalties	License Fees	Service Revenue

HYPOTHETICAL SINGLE TEMPORARY STAFFING BRANCH

~$2.1 million Franchisee Revenue	✖	~6.5% Blended Royalty Rate & Service Revenue	➡	~$136,500 HQI Revenue	−	~3% of System Sales	=	~$73,500 (~3.5% of System Sales)
System Sales				Revenue to HQI		HQI Expenses		HQI Net Income

PATH FORWARD

Leveraging organic and growth strategies

Strategic Acquisitions — Near immediate return through conversion to franchise model

Expanding Verticals & Offerings — Significant expansion opportunities across the HQI portfolio

Growing Franchisees & Geographic Footprint — Leveraging opportunities to expand national reach

Enhancing National Account Presence — Addition of MRI / professional staffing increases exposure to new and existing national and global customers

CONTACT US

HIREQUEST, INC.

David Hartley, Vice President of Corporate Development
111 Springhall Drive
Goose Creek, SC 80235
Tel (800) 835-6755
cdhartley@hirequest.com

IMS INVESTOR RELATIONS

Investor Relations
John Nesbett / Jennifer Belodeau
Tel (203) 972-9200
hirequest@imsinvestorrelations.com

Appendix

HireQuest Inc.™

STATEMENT OF OPERATIONS

(in thousands, except per share data)	Three months ended December 31, 2022	Three months ended December 31, 2021	Twelve months ended December 31, 2022	Twelve months ended December 31, 2021
Franchise royalties	$ 7,671	$ 6,067	$ 28,897	$ 21,317
Service revenue	378	471	2,055	1,212
Total revenue	**8,049**	**6,538**	**30,952**	**22,529**
Selling, general and administrative expenses	4,723	4,401	12,874	13,328
Depreciation and amortization	544	486	2,040	1,551
Income from operations	**2,782**	**1,651**	**16,038**	**7,650**
Other miscellaneous income	(26)	724	(2,047)	4,570
Interest income	49	127	247	413
Interest and other financing expense	(112)	(90)	(368)	(157)
Net income before income taxes	**2,693**	**2,412**	**13,870**	**12,476**
Provision (benefit) for income taxes	49	227	1,895	635
Income from continuing operations	**2,644**	**2,185**	**11,975**	**11,841**
Income from discontinued operations, net of tax	74	9	483	9
Net income	**$ 2,718**	**$ 2,194**	**$ 12,458**	**$ 11,850**
Basic earnings per share				
Continuing operations	$ 0.19	$ 0.16	$ 0.87	$ 0.88
Discontinued operations	0.01	0.00	0.04	0.00
Total	**$ 0.20**	**$ 0.16**	**$ 0.91**	**$ 0.88**
Diluted earnings per share				
Continuing operations	$ 0.19	$ 0.16	$ 0.87	$ 0.87
Discontinued operations	0.01	0.00	0.04	0.00
Total	**$ 0.20**	**$ 0.16**	**$ 0.91**	**$ 0.87**

SUMMARY BALANCE SHEETS

(in thousands)	Period ended December 31, 2022	December 31, 2021
ASSETS		
Current assets		
Cash	$ 3,049	$ 1,256
Accounts receivable, net of allowance for doubtful accounts	45,728	38,239
Other current assets	3,153	2,509
Total current assets	51,930	42,004
Property and equipment, net	4,353	4,454
Franchise agreements, net	23,144	18,848
Other intangible assets, net	10,690	6,228
Goodwill	5,870	-
Other assets	7,296	5,818
Total assets	$ 103,283	$ 77,352
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 448	$ 1,126
Line of credit	12,543	171
Term loan payable	704	210
Other current liabilities	23,085	19,964
Total current liabilities	36,780	21,471
Term loan payable, net of current portion	3,291	2,856
Other liabilities	4,958	6,290
Total liabilities	45,029	30,617
Stockholders' equity	58,254	46,735
Total liabilities and stockholders' equity	$ 103,283	$ 77,352

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

(in thousands)

Net Income to Adjusted EBITDA[1]	Twelve Months Ended		
	December 31, 2022	December 31, 2021	December 31, 2020
Net Income	$ 12,458	$ 11,850	$ 5,359
Interest expense	368	157	50
Provision for income taxes	1,895	635	741
Depreciation & amortization	2,040	1,551	129
WOTC related costs	601	595	448
EBITDA	$ 17,362	$ 14,788	$ 6,727
Non-cash compensation	1,673	1,628	1,227
Acquisition related charges, net	2,660	(4,399)	-
Impairment of notes receivable	350	307	1,599
Adjusted EBITDA[1]	$ 22,045	$ 12,324	$ 9,553

1) Non-GAAP financial measure.